EATON VANCE TOTAL RETURN BOND FUND

(formerly Eaton Vance Core Plus Bond Fund)

Supplement to Summary Prospectus dated February 1, 2022 as revised August 3, 2022

The following changes are effective November 18, 2022.

The following replaces “Portfolio Managers” in “Management”:

Portfolio Managers.

Brian S. Ellis, Vice President of BMR, has managed the Fund since November 18, 2022.

Vishal Khanduja, Vice President of BMR, has managed the Fund since June 2019.

November 15, 2022	41522 11.15.22